           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  INTRODUCTION

The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of Natrol, Inc. (the Company) as of September 30, 1999 and the results of its operations for the year ended December 31, 1998 and nine months ended September 30, 1999 after giving pro forma effects to the purchase of Prolab Nutrition, Inc. (Prolab) completed after the close of business on October 7, 1999. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      Nine months ended September 30, 1999
                 (in thousands, except share and per share data)


                                                                                                           Nine Months
                                                                 Prolab Nutrition,                            Ended
                                               Natrol, Inc.             Inc.                              September 30,
                                            Nine Months Ended    Nine Months Ended        Business            1999
                                            September 30, 1999   September 30, 1999     Combination         Pro Forma
                                                  Actual               Actual           Adjustments         Combined
                                           --------------------- ------------------- ------------------- ----------------

Net Sales                                    $       56,874        $       23,966                          $    80,840
Cost of goods sold                                   27,136                15,127                               42,263
                                           --------------------- -------------------                     ----------------
Gross profit                                         29,738                 8,839                               38,577
                                           --------------------- -------------------                     ----------------

Selling and marketing expenses                       13,873                 4,020                               17,893
General and administrative
    expenses                                          6,061                 1,472           (a) 1,005            8,538
                                           --------------------- -------------------                     ----------------
Total expenses                                       19,934                 5,492                               26,431
                                           --------------------- -------------------                     ----------------
Operating income                                      9,804                 3,347                               12,146
Interest income (expense), net                          642                  (52)           (b)  (304)             286
                                           --------------------- -------------------                     ----------------
Income before income tax
    provision                                        10,446                 3,295                               12,432
Income tax provision                                  3,987                 1,458           (c)  (339)           5,106
                                           --------------------- -------------------                     ----------------
Net income                                   $        6,459        $        1,837                          $     7,326
                                           ===================== ===================                     ================

Basic earnings per share                            $  0.49                                                $       .55
                                           =====================                                         ================

Diluted earnings per share                          $  0.47                                                $       .53
                                           =====================                                         ================

Weighted average common shares
    outstanding - basic                          13,319,203                                                 13,443,473
                                           =====================                                         ================

Weighted average common shares
    outstanding - diluted                        13,661,457                                                 13,785,727
                                           =====================                                         ================


See notes to the unaudited pro forma condensed consolidated financial statements.

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   Year ended December 31, 1998
                          (in thousands, except share and per share data)

                                                                 Prolab Nutrition,                         Year Ended
                                               Natrol, Inc.             Inc.                              December 31,
                                                Year Ended           Year Ended           Business            1998
                                            December 31, 1998    December 31, 1998      Combination         Pro Forma
                                                  Actual               Actual           Adjustments         Combined
                                           --------------------- ------------------- ------------------- ----------------
Net Sales                                    $       68,207        $       19,187                         $     87,394
Cost of goods sold                                   32,012                13,063                               45,075
                                           --------------------- ------------------- ------------------- ----------------
Gross profit                                         36,195                 6,124                               42,319

Selling and marketing expenses                       17,757                 3,845                               21,602

General and administrative
    expenses                                          6,513                 1,470           (d) 1,340            9,323
                                           --------------------- ------------------- ------------------- ----------------
Total expenses                                       24,270                 5,315                               30,295
                                           --------------------- ------------------- ------------------- ----------------
Operating income                                     11,925                   809                               11,394
Interest income (expense), net                          197                  (103)          (e)  (226)            (132)
                                           --------------------- ------------------- ------------------- ----------------
Income before income tax
    provision                                        12,122                   706                               11,262
Income tax provision                                  4,606                   336           (f)  (153)           4,789
                                           --------------------- ------------------- ------------------- ----------------
Net income                                   $        7,516        $          370                          $     6,473
                                           ===================== =================== =================== ================

Basic earnings per share                            $  0.76                                                $       .65
                                           =====================                                         ================

Diluted earnings per share                          $  0.63                                                $       .54
                                           =====================                                         ================

Weighted average common shares
    outstanding - basic                           9,854,411                                                  9,978,681
                                           =====================                                         ================

Weighted average common shares
    outstanding - diluted                        11,890,513                                                 12,014,783
                                           =====================                                         ================


See notes to the unaudited pro forma condensed consolidated financial statements.

                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                          SEPTEMBER 30, 1999
                                            (in thousands)


                                                                        Natrol, Inc.                            September 30,
                                                                        September 30,          Business              1999
                                                                            1999             Combination          Pro Forma
                                                                           Actual            Adjustments           Combined
                                                                      ------------------ ---------------------  ---------------
ASSETS
Current assets:
   Cash and cash equivalents                                            $        2,125       (g)     2,260      $      4,385
   Marketable securities                                                        23,605       (g)   (22,750)              855
   Accounts receivable, net                                                     13,243       (g)     3,667            16,910
   Inventories                                                                  12,456       (g)     2,063            14,519
   Deferred taxes                                                                1,214                                 1,214
   Income taxes receivable                                                         165       (g)       117               282
   Prepaid expenses and other current assets                                       816       (g)         6               822
                                                                      ------------------                       ---------------
Total current assets                                                            53,624                                38,987

Equipment and leasehold improvements, net                                       11,199       (g      1,125            12,324

Goodwill                                                                        13,070       (g)    26,706            39,776
Capitalized loan fees                                                               49                                    49
Deposits                                                                            50                                    50
                                                                      ------------------                       ---------------
Total other assets                                                              13,169                                39,875
                                                                      ------------------                       ---------------
Total assets                                                            $       77,992                          $     91,186
                                                                      ==================                       ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Line of credit                                                       $            -       (g)     6,250      $      6,250
   Accounts payable                                                              4,137       (g)     3,668             7,805
   Accrued expenses                                                              2,642       (g)       243             2,885
   Accrued payroll and related liabilities                                       1,497                                 1,497
   Due to shareholders                                                                       (g)       176               176
   Income taxes payable                                                              -       (g)     1,792             1,792
   Current portion of long-term debt                                               129       (g)        14               143
                                                                      ------------------                       ---------------
Total current liabilities                                                        8,405                                20,548

Deferred income taxes - noncurrent                                                  32                                    32
Long-term debt, net of current portion                                           3,340       (g)       573             3,913

Stockholders' equity

   Common stock                                                                    136       (g)         1               137
   Additional paid-in capital                                                   60,300       (g)       977            61,277
   Retained earnings                                                             6,342                                 6,342
                                                                      ------------------                       ---------------
                                                                                66,778                                67,756
Receivable from stockholder                                                       (563)      (g)      (500)           (1,063)
                                                                      ------------------                       ---------------
Total stockholders' equity                                                      66,215                                66,693
                                                                      ------------------                       ---------------
Total liabilities and stockholders' equity                              $       77,992                         $      91,186
                                                                      ==================                       ===============

See notes to the unaudited pro forma condensed consolidated financial statements

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 1999 gives effect to the consolidated results of operations for the nine months ended September 30, 1999, as if the acquisition of Prolab occurred at January 1, 1999. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1998 gives effect to the operations for the year ended December 31, 1998, as if the acquisition Prolab occurred at January 1, 1998. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1998 and 1999, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at September 30, 1999, as if the acquisition of Prolab occurred at September 30, 1999. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at September 30, 1999. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Prolab and the related notes thereto contained in the Natrol, Inc. annual report on Form 10K as of and for the year ended December 31, 1998 and quarterly report on Form 10Q as of and for the quarter ended September 30, 1999 as filed with the Securities and Exchange Commission.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 ARE AS FOLLOWS:

(a) Gives effect to the amortization of goodwill of $1,005 as if the acquisition of Prolab had taken place on January 1, 1999.

(b) Gives effect to pro forma interest expense of $304 as if the line of credit borrowings used to partially fund the acquisition of Prolab had been incurred on January 1, 1999. Pro forma interest expense is based on line of credit borrowings of $6,250 with interest at Libor plus 1.25%.

(c) Gives effect to taxes for adjustments described in footnotes (a) and (b) such that the pro forma income tax provision is at the Company's anticipated effective tax rate.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 ARE AS FOLLOWS:

(d) Gives effect to the amortization of goodwill of $1,340 as if the acquisition of Prolab had taken place on January 1, 1998.

(e) Gives effect to pro forma interest expense of $226 as if the line of credit borrowings used to partially fund the acquisition of Prolab had been incurred on January 1, 1998 and fully repaid on July 22, 1998, the date the Company completed its initial public offering. Pro forma interest expense is based on line of credit borrowings of $6,250 with interest at Libor plus 1.25%.

(f) Gives effect to taxes for adjustments described in footnotes (d) and (e) such that the pro forma income tax provision is at the Company's anticipated effective tax rate.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1999 ARE AS FOLLOWS:

(g) Reflects preliminary purchase price allocation for the purchase of all of the Prolab common stock. Assets, net of liablities acquired in connection with the Prolab stock purchase totaled $3,273 in exchange for cash of $29,000 and 124,270 shares of the Company's common stock.